                                                                    Exhibit 99.1


                                 [FORM OF PROXY]


                        WELLSFORD REAL PROPERTIES, INC.
               PROXY FOR THE 2007 SPECIAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Wellsford Real Properties, Inc., a Maryland corporation ("Wellsford"), hereby appoints Jeffrey H. Lynford as proxy for and in the name of the undersigned, with full power of substitution, to attend the 2007 Special Meeting of Stockholders of Wellsford to be held on ________ __, 2007 at 10:00 a.m., local time, at the offices of King & Spalding LLP, 1185 Avenue of the Americas, 34th floor, New York, NY 10036, and at any adjournment(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy previously given with respect to such shares.

        The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying joint proxy statement/prospectus, each of which are hereby incorporated by reference.

        THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED FOR ITEMS 1, 2, AND 3 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

        1. To approve the issuance of Wellsford's common stock pursuant to the Agreement and Plan of Merger, dated as of October 11, 2006, by and among Wellsford, Reis Services, LLC, and Reis, Inc., pursuant to which Reis, Inc. will merge with and into Reis Services, LLC and will become a wholly-owned subsidiary of Wellsford.

        |_| FOR                  |_| AGAINST                  |_| ABSTAIN

        2. To approve and adopt an amendment to the Amended and Restated Wellsford 1998 Management Incentive Plan to expand the category of employees eligible to participate in the 1998 Plan from key employees of Wellsford to all employees of Wellsford.

        |_| FOR                  |_| AGAINST                  |_| ABSTAIN

       3. To approve any motion to adjourn Wellsford's special meeting to another time or place to permit, among other things, further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of either proposal number 1 or proposal number 2 above.

        |_| FOR                  |_| AGAINST                  |_| ABSTAIN



                                        |_|   MARK THIS BOX WITH AN X AND PLEASE
                                              PRINT ADDRESS CHANGE, IF ANY, AT
                                              LEFT

                                        |_|   MARK HERE IF YOU PLAN TO ATTEND
                                              THE MEETING

        AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

                                              Note: Please sign exactly as name
                                              appears hereof and date. If the
                                              shares are held jointly, each
                                              holder should sign. When signing
                                              as an attorney, executor,
                                              administrator, trustee, guardian
                                              or as an officer signing for a
                                              corporation, please give full
                                              title under signature.

                                              Dated: __________________, 2007

                                              _______________________________
                                              Signature




      PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.